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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 21, 2003

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      000-26667                          75-2057054
 (STATE OF INCORPORATION)        (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)


                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     -     Press release of Craftmade International, Inc. (the "Company"), dated October 21, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) On October 21, 2003, the Company issued a press release announcing its financial results for the quarter ended September 30, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRAFTMADE INTERNATIONAL, INC


Date: October 21, 2003                  By:  /s/ Kathleen B. Oher
                                           ------------------------------------
                                           Kathleen B. Oher
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1     -        Press release of the Company, dated October 21, 2003.